CERTIFICATE OF DESIGNATION OF THE POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                    OPTIONAL AND OTHER SPECIAL RIGHTS OF 10%
               SENIOR EXCHANGEABLE PREFERRED STOCK, SERIES U, AND
              QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF

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                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware
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      Trace International Holdings, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation by its Certificate of Incorporation, as amended and restated (hereinafter referred to as the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors, by unanimous written consent dated as of August 14, 1998, duly approved and adopted the following resolution (the "Resolution"):

            RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation by its Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of 10% Senior Exchangeable Preferred Stock, Series U, par value $.01 per share, with a stated value of $1,000.00 per share, consisting of 10,001 shares, having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this Resolution as follows:

            (a) Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a class of Preferred Stock designated as the "10% Senior Exchangeable Preferred Stock, Series U." The number of shares constituting such class shall be 10,001 and are referred to herein as the "Series U Preferred Stock." The liquidation preference of the Series U Preferred Stock shall be $1,000.00 per share.

            (b) Rank. The Series U Preferred Stock shall, with respect to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i)
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senior (to the extent set forth herein) to all classes of Common Stock of the
Corporation and to each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series U Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock of the Corporation, as "Junior Securities"); (ii) on a parity with the Existing Convertible Preferred Stock, the Series A Preferred Stock and any class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created the terms of which expressly provide that such class or series will rank on a parity with the Series U Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution (collectively referred to as "Parity Securities"); provided that any such Parity Securities that were not approved by the Holders in accordance with paragraph (f)(ii)(A) hereof shall be deemed to be Junior Securities and not Parity Securities; and
(iii) junior to each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created that has been approved by the Holders in accordance with paragraph (f)(ii)(B) hereof and the terms of which expressly provide that such class or series will rank senior to the Series U Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Senior Securities"); provided that any such Senior Securities that were not approved by the Holders in accordance with paragraph (f)(ii)(B) hereof (to the extent such approval is required) shall be deemed to be Junior Securities and not Senior Securities.

            (c)   Dividends.

            (i) From the Issue Date, the Holders of the outstanding shares of Series U Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends on each share of Series U Preferred Stock at a rate per annum equal to 10% of the liquidation preference per share of the Series U Preferred Stock, payable in cash; provided, however, that if at any time, any Additional Dividends Triggering Event shall have occurred, the per annum dividend rate will be increased by 5% during the continuance of any such Additional Dividends Triggering Event. After the date on which such Additional Dividends Triggering Event ceases to exist, the dividend rate will
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                                      - 3 -

      revert to the rate originally borne by the Series U Preferred Stock. Notwithstanding the foregoing, if the Consummation of the Acquisition shall not have occurred prior to the redemption of the Series U Preferred Stock, the holders of outstanding shares of Series U Preferred Stock shall be entitled to receive in lieu of dividends set forth in the first sentence of paragraph (c)(i) dividends on each share of Series U Preferred Stock at a rate per annum equal to 15% of the liquidation preference per share of the Series U Preferred Stock, which shall be deemed to accrue from the Issue Date and shall be payable no later than upon redemption of the Series U Preferred Stock. All dividends shall be cumulative, whether or not earned or declared, on a daily basis from the Issue Date and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the first Dividend Payment Date after the Issue Date. All unpaid dividends will compound on a semi-annual basis at a rate per annum equal to the then applicable dividend rate. Each dividend shall be payable to the Holders of record as they appear on the stock books of the Corporation on the Dividend Record Date immediately preceding the related Dividend Payment Date. Dividends shall cease to accumulate in respect of the Series U Preferred Stock exchanged for Exchange Notes on the Exchange Date or on the date of their redemption unless the Corporation shall have failed to issue the appropriate aggregate principal amount of Exchange Notes in respect of the Series U Preferred Stock to be exchanged on the Exchange Date or shall have failed to pay the relevant redemption price on Series U Preferred Stock to be redeemed on the date fixed for redemption.

            (ii) All dividends paid with respect to shares of the Series U Preferred Stock pursuant to paragraph (c)(i) shall be paid pro rata to the Holders entitled thereto.

            (iii) (A) No dividends shall be declared by the Board of Directors or paid or set apart for payment by the Corporation on any Parity Securities if an Additional Dividends Triggering Event has occurred and is continuing.

                  (B) So long as any share of the Series U Preferred Stock is outstanding, the Corporation shall not declare, pay or set apart for payment any dividend on any of the Junior Securities, or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities whether in cash, obligations or shares of the Corporation or other property, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Junior Securities or any such warrants, rights, calls or options (other than in exchange for Junior Securities).

                  (C) So long as any share of the Series U Preferred Stock is outstanding, the Corporation shall not (except with respect to dividends as permitted by paragraph (c)(iii)(A)) make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Parity Securities, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Parity Securities or any such warrants, rights, calls or options unless full cumulative dividends determined in accordance herewith on the Series U Preferred Stock have been or contemporaneously are paid in full.

            (iv) Dividends payable on the Series U Preferred Stock for any period less than a year shall be computed on the basis of a 360-day year of twelve 30-day months and, for periods not involving a full calendar month, the actual number of days elapsed (but not to exceed 30 days).

            (d)   Liquidation Preference.

            (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holders of shares of Series U Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the liquidation preference for each share outstanding, plus, without duplication, an amount in cash equal to accumulated and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding up), before any distribution shall be made or any assets distributed in respect of Junior Securities to the holders of any Junior Securities

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                                      - 5 -

      including, without limitation, Common Stock of the Corporation. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series U Preferred Stock and all other Parity Securities are not paid in full, the Holders of the Series U Preferred Stock and the Parity Securities will share equally and ratably in any distribution of assets of the Corporation first in proportion to the full liquidation preference to which each is entitled until such preferences are paid in full, and then in proportion to their respective amounts of accumulated but unpaid dividends. After payment of the full amount of the liquidation preferences and accumulated and unpaid dividends to which they are entitled, the Holders of shares of Series U Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

            (ii) For the purposes of this paragraph (d), neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more entities shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

            (e)   Mandatory Redemption.

            (i) To the extent not exchanged for Exchange Notes pursuant to paragraph (g) hereof, on December 31, 1998, the Corporation shall redeem, to the extent of funds legally available therefor all of the shares of the Series U Preferred Stock then outstanding at a redemption price equal to the greater of (a) 100% of the liquidation preference per share plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends per share (including an amount equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the redemption date to the redemption date) and (b) the product of (i) the Conversion Amount and (ii) the average Last Trade Price of the UAG Common Stock for the ten (10) trading days immediately preceding January 1, 1999.

            (ii) Redemption upon UAG Share Sale. (A) Within 15 Business Days of the sale or other transfer by the Corporation or any Subsidiary of the Corporation of 50% or more of the UAG Shares held by the Corporation or any such Subsidiary on the Issue Date for an average sale price of less than $30.00 per share (a "UAG Share Sale"), the Corporation shall make an offer to purchase (the "UAG Share Sale Offer") the outstanding Series U Preferred Stock at a purchase price equal to the percentage of the liquidation preference thereof which would yield to the Holders an internal rate of return equal to 20% assuming that each share of Series U Preferred Stock was purchased on the Issue Date at a price of $1,000 per share, based on annual compounding and including in such calculation all dividends paid thereon (such applicable purchase price being referred to as the "UAG Share Sale Offer Purchase Price"). Notwithstanding the foregoing, the Corporation shall and shall cause each of its Subsidiaries to be in compliance with the first sentence of paragraph (l)(iii) hereof. Immediately upon receipt of the cash proceeds of any UAG Share Sale which triggers the Corporation's obligation to make a UAG Share Sale Offer, the Corporation shall place such cash proceeds in escrow for the benefit of the Holders pending the consummation of the UAG Share Sale Offer.

                  (B) The Corporation shall within 15 days after the occurrence of a UAG Share Sale send by first-class mail, postage prepaid, to each Holder of Series U Preferred Stock, at the address appearing in the register maintained for the Series U Preferred Stock, a notice stating:

                  (1) that the UAG Share Sale Offer is being made pursuant to this paragraph (e)(ii) and that all of the Series U Preferred Stock tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

                  (2) the UAG Share Sale Offer Purchase Price and the purchase date (which shall be a Business Day no earlier than 20 days nor later than 45 days from the date such notice is mailed (the "UAG Share Sale Offer Payment Date"));

                  (3) that any Series U Preferred Stock not tendered will continue to accrue dividends;

                  (4) that, unless the Corporation defaults in the payment of the UAG Share Sale Offer Purchase Price, any Series U Preferred Stock accepted for payment pursuant to the UAG Share Sale Offer shall cease to accumulate dividends after the UAG Share Sale Offer Payment Date;

                  (5) that Holders accepting the offer to have their Series U Preferred Stock purchased pursuant to a UAG Share Sale Offer will be required to surrender their certificates representing the Series U Preferred Stock to the Corporation, properly endorsed for transfer together with such customary documents as the Corporation and the transfer agent may reasonably require, in the manner and at the address specified in the notice prior to the close of business on the Business Day preceding the UAG Share Sale Offer Payment Date;

                  (6) that Holders will be entitled to withdraw their acceptance if the Corporation receives, not later than the close of business on the third Business Day preceding the UAG Share Sale Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Series U Preferred Stock delivered for purchase, and a statement that such Holder is withdrawing its election to have such Series U Preferred Stock purchased;

                  (7) that Holders whose Series U Preferred Stock are being purchased only in part will be issued new certificates representing the number of shares of Series U Preferred Stock equal to the unpurchased portion of the certificates surrendered; and

                  (8) a summary of any other procedures that a Holder must follow to accept an UAG Share Sale Offer or effect withdrawal of such acceptance.

                  (C) The Corporation will comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the redemption of the Series U Preferred Stock in connection with an UAG Share Sale Offer. To the extent such compliance requires the Corporation to take action inconsistent with the terms of this paragraph (e), any actions so required to be taken shall not be deemed to be a breach or violation of this paragraph (e).

                  (D) On the UAG Share Sale Offer Payment Date, the Corporation shall (A) accept for payment the shares of

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                                      - 8 -

      Series U Preferred Stock validly tendered pursuant to the UAG Share Sale,
      (B) promptly mail to the Holders of shares so accepted the UAG Share Sale Offer Purchase Price therefor in cash and (C) cancel and retire each surrendered certificate and execute a new certificate representing that number of shares of Series U Preferred Stock equal to any unpurchased shares represented by a certificate surrendered. Unless the Corporation defaults in the payment for the shares of Series U Preferred Stock tendered pursuant to the UAG Share Sale Offer, dividends shall cease to accrue with respect to the shares of Series U Preferred Stock tendered and all rights of Holders of such tendered shares shall terminate, except for the right to receive payment therefor, on the UAG Share Sale Offer Payment Date.

            (f)   Voting Rights.

            (i) The Holders of the Series U Preferred Stock, except as otherwise required under Delaware law or as set forth in paragraphs (ii) and (iii) below, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.

            (ii) (A) So long as any shares of the Series U Preferred Stock are outstanding, the Corporation shall not authorize or issue any class of Parity Securities or amend the terms of any existing Parity Securities in a manner which adversely effects the rights of the Holders of Series U Preferred Stock without the affirmative vote or consent of Holders of at least a majority of the then outstanding shares of the Series U Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting or by written consent in lieu of a meeting.

                  (B) So long as any shares of the Series U Preferred Stock are outstanding, the Corporation shall not authorize or issue any class of Senior Securities or amend the terms of any existing Senior Securities in a manner which adversely effects the rights of Holders of Series U Preferred Stock without the affirmative vote or consent of Holders of at least a majority of the outstanding shares of the Series U Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting or by written consent in lieu of a meeting.

                  (C) So long as any shares of the Series U Preferred Stock are outstanding, the Corporation shall not amend this Resolution or Certificate of Designation so as to affect adversely the specified rights, preferences, privileges or voting rights of Holders of Series U Preferred Stock without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of Series U Preferred Stock voting or consenting, in each case, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting or by written consent in lieu of a meeting.

                  (D) While any shares of the Series U Preferred Stock are outstanding, the Corporation shall not amend or modify the Exchange Notes without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of Series U Preferred Stock voting or consenting, as the case may be, together as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting or by written consent in lieu of a meeting.

                  (E) Except as set forth in this paragraph (ii), the creation, authorization or issuance of any shares of Junior Securities, Parity Securities or Senior Securities shall not require the consent of the Holders of Series U Preferred Stock and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of Holders of shares of Series U Preferred Stock.

            (iii) Without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of the Series U Preferred Stock, voting or consenting, as the case may be, as a separate class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting, the Corporation shall not, in a single transaction or series of related transactions, consolidate with or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, another Person unless: (A) either (1) the Corporation is the survivor of such merger, consolidation, sale, assignment, transfer, lease, conveyance or other disposition or (2) the surviving or transferee Person is a corporation, partnership, limited liability company or trust organized and existing under the laws of the United States, any state thereof or the District of Columbia and such surviving or transferee Person expressly assumes all the obligations of the Corporation under the Series U Preferred Stock and this Certificate of Designation; (B) if the Corporation is not the surviving, transferee or resulting entity, the Series U Preferred Stock shall be converted into or exchanged for and shall become shares of such successor, transferee or resulting Person, having in respect of such successor, transferee or resulting Person the same powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon that the Series U Preferred Stock had immediately prior to such transaction; and (C) immediately after giving effect to such transaction (including any Indebtedness incurred or anticipated to be incurred in connection with the transaction), no Additional Dividends Triggering Event has occurred and is continuing.

            For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Corporation (to a Person other then the Corporation or another Subsidiary of the Corporation), the Capital Stock of which constitutes all or substantially all of the properties and assets of the Corporation shall be deemed to be the transfer of all or substantially all of the properties and assets of the Corporation.

            (g)   Exchange.

            (i) Requirements. All of the outstanding shares of Series U Preferred Stock shall be exchanged by the Corporation concurrently with the Consummation of the Acquisition for the Corporation's 10% Senior Secured Notes due 2003 (the "Exchange Notes") to be in the form of Exhibit A hereto. The exchange rate shall be $1.00 principal amount of Exchange Notes for each $1.00 of liquidation preference of Series U Preferred Stock, including, to the extent necessary, Exchange Notes in principal amounts less than $1,000.

            (ii) Procedure for Exchange. (A) At least 3 days and not more than 10 days prior to any date fixed for exchange, notice, subsequently confirmed in writing (the

      "Exchange Notice") shall be given to each Holder of record on the record date fixed for such exchange of the Series U Preferred Stock at such Holder's address as the same appears on the stock books of the Corporation, or by any other method deemed acceptable by each Holder as evidenced in a written acknowledgment by such Holder; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any shares of Series U Preferred Stock to be exchanged except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective, and in each case did not have actual knowledge. The Exchange Notice shall state:

                  (1)   the Exchange Date;

                  (2) that the Holder is to surrender to the Corporation, in the manner and at the place or places designated, its certificate or certificates representing the shares of Series U Preferred Stock;

                  (3) that dividends on the shares of Series U Preferred Stock shall cease to accumulate on such Exchange Date whether or not certificates for shares of Series U Preferred Stock are surrendered for exchange unless the Corporation shall default in the delivery of Exchange Notes;

                  (4) that interest on the Exchange Notes shall accrue from the Exchange Date whether or not certificates for shares of Series U Preferred Stock are surrendered for exchange on such Exchange Date; and

                  (5) that all accrued and unpaid dividends on the Series U Preferred Stock shall be paid on the first interest payment date for the Exchange Notes (provided that such payment of accrued dividends shall be made no later than December 31, 1998).

            (B) Each Holder of shares of Series U Preferred Stock to be exchanged shall surrender certificates representing such shares of Series U Preferred Stock in the manner and at the place designated in the Exchange Notice. The Corporation shall cause the Exchange Notes to be executed on the Exchange Date and, upon surrender in accordance with the Exchange Notice of the certificates for shares of Series U Preferred Stock so exchanged, duly en-dorsed (or otherwise in proper form for transfer, as determined by the Corporation), such shares shall be exchanged by the Corporation for Exchange Notes. The Corporation shall pay interest on the Exchange Notes at the rate and on the dates specified therein from the Exchange Date.

            (C) If notice has been mailed as aforesaid, and if before the Exchange Date specified in such notice all Exchange Notes necessary for such exchange shall have been duly executed by the Corporation, then the rights of the Holders of Series U Preferred Stock so exchanged as stockholders of the Corporation shall cease as of the Exchange Date (except the right to receive Exchange Notes and an amount in cash equal to the amount of accrued and unpaid dividends to the Exchange Date, which accrued and unpaid dividends shall be paid on the first interest payment date for the Exchange Notes (provided that such payment of accrued dividends shall be made no later than December 31, 1998)), and the Person or Persons entitled to receive the Exchange Notes issuable upon exchange shall be treated for all purposes as the registered holder or holders of such Exchange Notes as of the Exchange Date.

            (h)   Change of Control.

            (i) Within 15 Business Days after the occurrence of a Corporation Change of Control (the date of such occurrence being the "Corporation Change of Control Date"), the Corporation shall make an offer to purchase (the "Corporation Change of Control Offer") the outstanding Series U Preferred Stock at a purchase price equal to the percentage of the liquidation preference thereof which would yield to the Holders an internal rate of return equal to 20% assuming that each share of Series U Preferred Stock was purchased on the Issue Date at a price of $1,000 per share, based on annual compounding and including in such calculation all dividends paid thereon (such applicable purchase price being hereinafter referred to as the "Corporation Change of Control Purchase Price"). In addition, within 15 Business Days after the occurrence of a UAG Change of Control (the date of such occurrence being the "UAG Change of Control Date"), the Corporation shall make an offer to purchase (the "UAG Change of Control Offer") the outstanding Series U Preferred Stock at a purchase price equal to 101% of the liquidation preference thereof plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends thereon (including an amount in cash equal to a prorated dividend for the period from the immediately preceding Dividend Payment Date to the Change of Control Payment Date) (such applicable purchase price being hereinafter referred to as the "UAG Change of Control Purchase Price").

            (ii) The Corporation shall within 15 days after the occurrence of any Change of Control send by first-class mail, postage prepaid, to each Holder of Series U Preferred Stock, at the address appearing in the register maintained for the Series U Preferred Stock, a notice stating:

                  (1) that a Change of Control Offer is being made pursuant to this paragraph (h) and that all of the Series U Preferred Stock tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

                  (2) the applicable Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 20 days nor later than 45 days from the date such notice is mailed (the "Change of Control Payment Date"));

                  (3) that any Series U Preferred Stock not tendered will continue to accrue dividends;

                  (4) that, unless the Corporation defaults in the payment of the applicable Change of Control Purchase Price, any Series U Preferred Stock accepted for payment pursuant to a Change of Control Offer shall cease to accumulate dividends after the Change of Control Payment Date;

                  (5) that Holders accepting the offer to have their Series U Preferred Stock purchased pursuant to any Change of Control Offer will be required to surrender their certificates representing the Series U Preferred Stock to the Corporation, properly endorsed for transfer together with such customary documents as the Corporation and the transfer agent may reasonably require, in the manner and at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                  (6) that Holders will be entitled to withdraw their acceptance if the Corporation receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Series U Preferred Stock delivered for purchase, and a statement that such Holder is withdrawing his election to have such Series U Preferred Stock purchased;

                  (7) that Holders whose Series U Preferred Stock are being purchased only in part will be issued new certificates representing the number of shares of Series U Preferred Stock equal to the unpurchased portion of the certificates surrendered; and

                  (8) a summary of any other procedures that a Holder must follow to accept such Change of Control Offer or effect withdrawal of such acceptance.

            (iii) The Corporation will comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the redemption of the Series U Preferred Stock in connection with each Change of Control Offer. To the extent such compliance requires the Corporation to take action inconsistent with the terms of this paragraph (h), any actions so required to be taken shall not be deemed to be a breach or violation of this paragraph (h).

            (iv)  On the Change of Control Payment Date, the Corporation shall
      (A) accept for payment the shares of Series U Preferred Stock validly tendered pursuant to the applicable Change of Control Offer, (B) promptly mail to the Holders of shares so accepted the applicable Change of Control Purchase Price therefor in cash and (C) cancel and retire each surrendered certificate and execute a new certificate representing that number of shares of Series U Preferred Stock equal to any unpurchased shares represented by a certificate surrendered. Unless the Corporation defaults in the payment for the shares of Series U Preferred Stock tendered pursuant to such Change of Control Offer, dividends shall cease to accrue with respect to the shares of Series U Preferred Stock tendered and all rights of Holders of such tendered shares shall terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

            (v) If the repurchase of Series U Preferred Stock would violate or constitute a default or be otherwise prohibited under any Indebtedness of the Corporation then outstanding, then, notwithstanding anything to the contrary contained above, prior to complying with the foregoing provisions, but in any event prior to the Change of Control Payment Date, the Corporation will, to the extent required to permit the repurchase of the Series U Preferred Stock required by this paragraph (h), either (A) repay in full all such Indebtedness on the basis required to permit such purchase of Series U Preferred Stock or (B) obtain the requisite consents, if any, under the agreements, documents and instruments governing such Indebtedness required to permit the repurchase of Series U Preferred Stock required by this paragraph (h). Until the requirements of the immediately preceding sentence are satisfied, the Corporation shall not and shall not be obligated to purchase any Series U Preferred Stock pursuant to any Change of Control Offer; provided that the Corporation's failure to comply with the provisions of this paragraph (h)(v) shall constitute an Additional Dividends Triggering Event.

            (i) Conversion or Exchange. The Holders of shares of Series U Preferred Stock shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

            (j) Reissuance of Series U Preferred Stock. Shares of Series U Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock.

            (k) Business Day. If any payment, redemption or exchange shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day.

            (l)   Certain Covenants.

                  (i) Limitation on Incurrence of Additional Indebtedness. The Corporation shall not, and will not per-mit any UAG Intermediate Subsidiary to incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness or issue any Preferred Stock (other than Preferred Stock issued in compliance with paragraph (f) hereof).

                  (ii) Limitation on Restricted Payments. Prior to the occurrence of a Restricted Payment Covenant Termination Event, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (i) declare or pay any dividend or any other distribution or payment to any Restricted Shareholder on Parity Securities or Junior Securities of the Corporation or Capital Stock of any Subsidiary of the Corporation (other than (x) dividends or distributions on the Series U Preferred Stock and (y) payments made by Foamex in connection with the Consummation of the Acquisition as contemplated by such transaction, (ii) purchase, redeem or otherwise acquire or retire for value from any Restricted Shareholder any Parity Securities or Junior Securities of the Corporation or Capital Stock of any of its Subsidiaries or any option, warrants or other rights to purchase such Parity Securities or Junior Securities or Capital Stock, as the case may be, (iii) forgive any Indebtedness of any Restricted Shareholder to the Corporation or a Subsidiary of the Corporation or (iv) make any payment (including, without limitation, by way of salary, wages, bonus, compensation, benefit, or any other renumeration) or transfer or lease any property or assets or provide any services to or make any Investment in any Restricted Shareholder (each of the events described in clauses (i) through (iv) above, a "Restricted Payment"); provided, however, that if no Additional Dividends Triggering Event shall have occurred and be continuing or shall result from the making of any such Restricted Payment, the Corporation and its Subsidiaries may make Restricted Payments not to exceed $10.0 million after the Issue Date.

                  (iii) Limitation on Transfer of Certain Assets; Incurrence of Certain Liens; Business Activities of UAG Intermediate Subsidiaries. The Corporation or one or more UAG Intermediate Subsidiaries shall at all times be the record and beneficial owner of the UAG Shares; provided, however, that at no time shall the Corporation and the UAG Intermediate Subsidiaries own fewer UAG Shares than those necessary to be in compliance with Section 5 of the Exchange Notes. In addition, the Corporation shall not and shall not permit any UAG Intermediate Subsidiary to cre-ate, incur or otherwise cause or suffer to exist or become effective any Liens of any kind (other than Permitted Liens) upon any property or assets of the Corporation or any of the UAG Intermediate Subsidiaries or any shares of Capital Stock or Indebtedness of any UAG Intermediate Subsidiary, now owned or hereafter acquired. The Corporation shall not permit any of the UAG Intermediate Subsidiaries to engage in any material business activities or to hold any material assets other than the UAG Shares.

                  (iv) Reports. For so long as any shares of the Series U Preferred Stock remain outstanding, the Corporation will furnish to each
      Holder:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year (1) the consolidated balance sheets of each of Foamex, UAG and CHF at the end of such fiscal quarter, (2) the related statements of operations, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the applicable entity that they fairly present the financial condition of such entity as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and (3) in lieu of (1) and (2) for an entity, the quarterly report on Form 10-Q for such quarterly period for such entity to the extent filed with the Commission;

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year, (1) the consolidated balance sheets of each of Foamex, UAG and CHF and the unconsolidated balance sheet of the Corporation as at the end of such fiscal year, (2) the related statements of operations, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the applicable entity that they fairly present the financial condition of such entity as at the dates and the results of their operations and their cash flows for the periods indicated, (3) in lieu of (1) and (2) for an entity, the annual report on Form 10-K for such year for such entity to the extent filed with the Commission, and (4) in each case, a report thereon of independent certified public accountants of recognized national standing, which report shall be unqualified as to scope of audit, shall state that such financial statements fairly present the financial position of the applicable entity as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and

                  (c) promptly upon the sending or filing thereof, copies of all financial statements, reports, notices and proxy statements sent or made available generally by each of Foamex, UAG, CHF and the Corporation to its security holders.

            (m) Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary or assumed in connection with the acquisition of assets from such Person.

            "Additional Dividends Triggering Event" means the occurrence of any of the following: (i) the Corporation fails to redeem all of the outstanding shares of Series U Preferred Stock on or before December 31, 1998, (ii) the Corporation fails to pay all accumulated dividends on the Series U Preferred Stock prior to or concurrently with the redemption or exchange thereof, (iii) the Corporation fails to make a UAG Share Sale Offer following a UAG Share Sale or fails to purchase shares of Series U Preferred Stock from Holders who elect to have such shares purchased pursuant to a UAG Share Sale Offer in each case as provided in paragraph
      (e)(ii), (iv) the Corporation fails to make any Change of Control Offer following any Change of Control or fails to purchase shares of Series U Preferred Stock from Holders who elect to have such shares purchased pursuant to any Change of Control Offer, in each case as provided in paragraph (h), (v) the Corporation breaches or violates any of the provisions set forth in paragraph (l) hereof which material breach or material violation is not curred within thirty (30) days after the occurrence thereof (provided that in such case additional dividends shall accrue from and including the date of such breach or violation and not such 30th day) or (vi) the Corporation fails to exchange the Series U Preferred Stock for Exchange Notes as provided in paragraph (g) hereof.

            "Affiliate" means, of any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "BNS Facility" means the Second Amended and Restated Credit Agreement dated as of December 24, 1997 between the Corporation and The Bank of Nova Scotia, as amended.

            "Board of Directors" means the Board of Directors of the Corporation or a duly authorized committee thereof.

            "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

            "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of Common Stock and Preferred Stock of such Person and warrants or options to purchase any of the foregoing and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

            "Certificate of Designation" means this Certificate of Designation, as amended from time to time, creating the Series U Preferred Stock.

            "Certificate of Incorporation" shall have the meaning provided in the first paragraph.

            "Change of Control" means a Corporation Change of Control or a UAG Change of Control.

            "Change of Control Offer" means a Corporation Change of Control Offer or a UAG Change of Control Offer.

            "Change of Control Payment Date" shall have the meaning provided in paragraph (h)(ii).

            "Change of Control Purchase Price" means a Corporation Change of Control Purchase Price or a UAG Change of Control Purchase Price.

            "CHF" means CHF Industries, Inc., a Delaware corporation.

            "Commission" means the Securities and Exchange Commission and any successor agency.

            "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's Common Stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such Common Stock.

            "Consummation of the Acquisition" means the consummation of the transaction pursuant to which the Corporation directly or indirectly becomes the beneficial owner of at least 80% of the outstanding Common Stock of Foamex.

            "Continuing Director" means a director who either was a member of the board of directors of UAG on the Issue Date or who became a director of UAG subsequent to the Issue Date and whose election, or nomination for election by UAG's stockholders, was duly approved by a majority of the Continuing Directors then on the board of directors of UAG, either by a specific vote or by approval of the proxy statement issued by UAG on behalf of the board of direc-tors of UAG in which such individual is named as nominee for director.

            "Conversion Amount" means initially 333,333 shares of UAG Common Stock, provided, however, if the average Last Trade Price of the UAG Common Stock for the ten (10) trading days immediately preceding January 1, 1999 (the "Average Last Trade Price") is less than $24.00 per share, then the Conversion Amount shall be equal to $10 million divided by the product of (i) 1.25 and (ii) the Average Last Trade Price. Notwithstanding the foregoing, the determination of the Conversion Amount will give effect to the impact of any stock splits, stock dividends, reclassifications, extraordinary distributions or dividends relating to the UAG Common Stock.

            "Corporation" shall have the meaning provided in the first paragraph.

            A "Corporation Change of Control" will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates) becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of a greater percentage of the total voting power of the Corporation's Common Stock than that which is then beneficially owned by the Permitted Holders, in the aggregate, and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors, (ii) there shall be consummated any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which the Common Stock of the Corporation would be converted into cash, securities or other property, other than a merger or consolidation of the Corporation in which the holders of the Common Stock of the Corporation outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the voting power of the Common Stock of the surviving corporation immediately after such consolidation or merger or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Corporation has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors.

            "Corporation Change of Control Date" shall have the meaning provided in paragraph (h)(i).

            "Corporation Change of Control Offer" shall have the meaning provided in paragraph (h)(i).

            "Corporation Change of Control Purchase Price" shall have the meaning provided in paragraph (h)(i).

            "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to the mandatory redemption date of the Series U Preferred Stock. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include (i) any Preferred Stock of a Subsidiary of the Corporation, (ii) any Preferred Stock of the Corporation if, under the terms of such Preferred Stock, by agreement or otherwise, the Corporation is obligated to pay current dividends or distributions in cash during the period prior to the redemption date of the Series U Preferred Stock (subject to the proviso below), and (iii) as long as the Series U Preferred Stock remains outstanding, Senior Securities (subject to the proviso below); provided, however, that Preferred Stock of the Corporation or any Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of the Corporation or Subsidiary, which provisions have substantially the same effect as paragraph (h) hereof shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions; and provided, further, that the Series U Preferred Stock, the Series A Preferred Stock and the Existing Convertible Preferred Stock shall not be considered Disqualified Capital Stock and provided, further, that Senior Securities the issuance of which are approved by the Holders pursuant to paragraph (f) hereof shall not be considered Disqualified Capital Stock.

            "Dividend Payment Date" means December 31 and June 30 of each year.

            "Dividend Record Date" means December 15 and June 15 of each year.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Exchange Date" means the date of original issuance of the Exchange Notes.

            "Exchange Notes" shall have the meaning provided in paragraph (g).

            "Exchange Notice" shall have the meaning provided in paragraph (g).

            "Existing Convertible Preferred Stock" means the 1,000,000 shares of the Corporation's Convertible Preferred Stock, par value $100.00 per share.

            "Foamex" means Foamex International Inc., a Delaware corporation.

            "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

            "Holder" means a holder of shares of Series U Preferred Stock as reflected in the stock books of the Corporation.

            "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person; provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness; provided, further, that the amortization of original issue discount on Indebtedness issued with original issue discount or the accumulation of dividends on Disqualified Capital Stock shall not be deemed an incurrence of Indebtedness.

            "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables and other accrued liabilities or accrued expenses arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any capitalized lease obligations, (ii) obligations secured by a Lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed other than a Lien securing an obligation which is not Indebtedness, (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) Disqualified Capital Stock of the Corporation or any Subsidiary thereof and (vi) obligations of any such Person under any interest rate agreement or currency agreement applicable to any of the foregoing (if and to the extent such interest rate agreement or currency agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). Notwithstanding any other provision of the foregoing definition, any contingent obligations arising out of customary indemnification agreements with respect to the sale of assets or securities shall not be deemed to be "Indebtedness" of the Corporation or any Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

            "Investment" by any Person in any other Person means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stocks, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, such other Person or the making of any investment by such Person in any other Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and repurchases. Notwithstanding the foregoing, the following shall not be considered Investments by a Person in any other Person: (i) trade receivables and prepaid expenses, in each case arising in the ordinary course of business; provided that such receivables and prepaid expenses would be recorded as assets of such Person in accordance with GAAP, (ii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers or in good faith bona fide settlement of delinquent ordinary course of business trade receivables of customers and (iii) endorsements for collection or deposit in the ordinary course of business by such Person of bank drafts and similar negotiable instruments of such other Person received as payment for ordinary course of business trade receivables.

            "Issue Date" means the date of original issuance of the Series U Preferred Stock.

            "Junior Securities" shall have the meaning provided in paragraph
      (b).

            "Last Trade Price" means, for any security as of any date, the last trade price for such security on The New York Stock Exchange, Inc. ("NYSE") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if NYSE is not the principal trading for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the last trade prices for such security as reported in the

      "pink sheets" by the National Quotation Bureau, Inc. If the last trade price cannot be calculated for such security on such date on any of the foregoing bases, the last trade price of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holders of a majority of the outstanding Shares.

            "Lien" means any consensual lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

            "Parity Securities" shall have the meaning provided in paragraph
      (b).

            "Permitted Holder" means (i) Marshall S. Cogan or any Immediate Family Member (as defined in NASD Rule 2110-1 as in effect as of the Issue
      Date) of Marshal S. Cogan, (ii) any trust or estate the sole beneficiaries of which consist of any person described in clause (i), and (iii) any Affiliate of any Person specified in clause (i) or (ii).

            "Permitted Indebtedness" means, without duplication, each of the following:

                  (i) all Indebtedness of the Corporation and its Subsidiaries outstanding on the Issue Date;

                  (ii) additional Indebtedness under the BNS Facility not to exceed $10.0 million;

                  (iii) Indebtedness of a Subsidiary of the Corporation to the
                        Corporation or to a Subsidiary of the Corporation for so long as such Indebtedness is owned by the Corporation or a Subsidiary of the Corporation, in each case with no Lien securing such Indebtedness held by a Person other than the Corporation or a Subsidiary of the Corporation; provided that if as of any date any Person other than the Corporation or a Subsidiary of the Corporation owns any such Indebtedness or holds a Lien securing any such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting

                        Permitted Indebtedness under this clause (iii);

                  (iv) and Refinancing Indebtedness of Indebtedness described under clauses (i), (ii) and (iii) above.

            "Permitted Liens" means (i) Liens in favor of the Corporation or any of the UAG Intermediate Subsidiaries, (ii) statutory liens or landlords', carriers', warehouseman's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which do not secure any Indebtedness and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, (iii) Liens for taxes, assessments or governmental charges that are being contested in good faith by appropriate proceedings, (iv) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Corporation or any of the UAG Intermediate Subsidiaries, (v) Liens securing the BNS Facility (as the BNS Facility is in effect on the Issue Date) and the Other Loan Agreement (as defined in the BNS Facility) (as the Other Loan Agreement is in effect on the Issue
      Date)), (vi) Liens existing on the Issue Date, (vii) Liens in favor of the Holders, (viii) Liens on property or shares of Capital Stock of another person at the time such other person becomes a Subsidiary of the Corporation or any UAG Intermediate Subsidiary; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other person becoming a Subsidiary, (ix) Liens on property at the time the Corporation or any UAG Intermediate Subsidiary acquires such property, including any acquisition by means of a merger or consolidation with or into such person; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition, and (x) any extensions, substitutions, replacements or renewals of the foregoing.

            "Person" means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust or joint venture, or a governmental agency or political subdivision thereof.

            "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemption or upon liquidation.

            "Refinancing Indebtedness" means Indebtedness that refunds, refinances or extends any Indebtedness of the Corporation outstanding on the Issue Date or other Indebtedness permitted to be incurred by the Corporation or its Subsidiaries pursuant to the terms of this Certificate of Designation, but only to the extent that (i) the Refinancing Indebtedness which is Disqualified Capital Stock is subordinated to the Series U Preferred Stock to at least the same extent as the Indebtedness being refunded, refinanced or extended, if at all, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refunded, refinanced or extended, or (b) after the maturity date of the Series U Preferred, (iii) if any of the Refinancing Indebtedness is scheduled to mature on or prior to December 31, 1998, such Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refunded, refinanced or extended and (iv) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of
      (a) the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended, (b) the amount of accrued and unpaid interest or dividends, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Indebtedness being refunded, refinanced or extended and (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness.

            "Resolution" shall have the meaning provided in the first paragraph.

            "Restricted Payment" shall have the meaning provided in paragraph
      (l)(ii).

            "Restricted Payment Covenant Termination Event" means the first day on which the Last Trade Price of UAG Common Stock is equal to or greater than $50.00.

            "Restricted Shareholder" means any Person that is the direct or indirect owner of 10% or more of the Corpora-tion's Common Stock, on a fully diluted basis, and any Affiliate of any such Person other than the Corporation or a Subsidiary thereof.

            "Senior Securities" shall have the meaning provided in paragraph
      (b).

            "Series A Preferred Stock" means the 1,000 shares of the Corporation's Series A Preferred Stock, par value $.01 per share.

            "Series U Preferred Stock" means the 10% Senior Exchangeable Preferred Stock, Series U, liquidation preference $1,000 per share of the Corporation issued pursuant to this Certificate of Designation.

            "Subsidiary" with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person; provided, however, that for purposes of paragraph (l)(ii) "Subsidiary" shall be deemed to also include UAG and Foamex.

            "UAG" means United Auto Group, Inc., a Delaware corporation, and any successor entity.

            "UAG Change of Control" will be deemed to have occurred in the event that (whether or not otherwise permitted by this Certificate of Designation) after the Issue Date (a) any transaction (including, without limitation, any merger or consolidation) shall be consummated after which any Person or any Persons acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates, other than the Corporation or any Subsidiary of the Corporation, shall "beneficially own" (as defined in Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least (x) 50% of the voting power of the outstanding Voting Stock of UAG or (y) 40% of the voting power of the Voting Stock of UAG, and the Corporation and its Subsidiaries own in the aggregate less than such Person or Group (in doing the "own less than" comparison in this clause (y), the holdings of the Corporation and its Subsidiaries who are members of the new Group shall not be counted in the voting power of such new Group); (b)
      (x) UAG or any Subsidiary sells, leases or otherwise transfers all or substantially all of the assets of UAG and its Subsidiaries, taken as a whole, to any Person other than a wholly owned Subsidiary of UAG, or (y) UAG consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, UAG, in either case under this clause (b), in one transaction or series of related transactions in which immediately after the consummation thereof Persons owning a majority of the voting power of the Voting Stock of UAG immediately prior to such consummation shall cease to own a majority of the voting power of the Voting Stock of UAG or the surviving or transferee entity if other than UAG; (c) Continuing Directors cease to constitute at least a majority of the board of directors of UAG; or (d) the stockholders of UAG approve any plan or proposal for the liquidation or dissolution of UAG.

            "UAG Change of Control Date" shall have the meaning provided in paragraph (h)(i).

            "UAG Change of Control Offer" shall have the meaning provided in paragraph (h)(i).

            "UAG Change of Control Purchase Price" shall have the meaning provided in paragraph (h)(i).

            "UAG Intermediate Subsidiary" means any Subsidiary of the Corporation that directly or indirectly owns any of the UAG Shares.

            "UAG Share Sale" shall have the meaning provided in paragraph
      (e)(ii) above.

            "UAG Share Sale Offer" shall have the meaning provided in paragraph
      (e)(ii) above.

            "UAG Share Sale Offer Payment Date" shall have the meaning provided in paragraph (e)(ii) above.

            "UAG Share Sale Offer Purchase Price" shall have the meaning provided in paragraph (e)(ii) above.

            "UAG Shares" means the 4,016,100 shares of the Common Stock of UAG owned by the Corporation and any additional shares of such Common Stock or other property or assets issued in connection with the ownership of such shares of Common Stock less any shares which have been sold in compliance with paragraph (e) hereof.

            "Voting Stock" of any Person means the Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

            (n)   Transfer.

            (i) Each certificate representing shares of Series U Preferred Stock, unless otherwise agreed by the Corporation and the Holder thereof, shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF THAT CERTAIN PURCHASE AGREEMENT, DATED AUGUST 20, 1998. ANY OFFER, SALE OR OTHER DISPOSITION IS SUBJECT TO THE RIGHT OF THE CORPORATION TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THE CORPORATION IN FORM AND SUBSTANCE."

            (ii) Each Holder of Series U Preferred Stock must be the registered owner of at least 1,000 shares of Series U Preferred Stock, and each transfer of such shares to another Holder must be of a minimum denomination of 1,000 shares.

            (iii) Notwithstanding any other provision herein, the Series U Preferred Stock may not be held by more than 10 Holders for purposes of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), and the Corporation has the right to refuse to register any transfer of the Series U Preferred Stock if, in its reasonable judgment, such transfer would result in there being deemed to be more than 10 Holders for purposes of the 1940 Act.

            IN WITNESS WHEREOF, said Trace International Holdings, Inc., has caused this Certificate of Designation to be signed by Philip N. Smith, Jr., its Senior VP, this 19th day of August, 1998.

                                              TRACE INTERNATIONAL HOLDINGS, INC.


                                              By: /s/ Philip N. Smith, Jr.
                                                 -------------------------------
                                                 Name:  Philip N. Smith, Jr.
                                                 Title: Senior Vice President

No. [   ]                                                              EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER. TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS ALSO RESTRICTED BY THE TERMS OF THE PURCHASE AGREEMENT, DATED AUGUST 20, 1998, BETWEEN THE PAYOR AND THE INITIAL PURCHASERS SIGNATORIES THERETO. ANY OFFER, SALE OR OTHER DISPOSITION IS SUBJECT TO THE RIGHT OF THE PAYOR TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO PAYOR IN FORM AND SUBSTANCE.

                       TRACE INTERNATIONAL HOLDINGS, INC.
                             a Delaware Corporation

                         FORM OF 10% SENIOR SECURED NOTE
                              DUE OCTOBER 31, 2003


$[              ]                                             [          ], 1998

            TRACE INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Payor"), for value received, promises to pay to the order of [ ] (the "Payee"), the principal amount of [ ] DOLLARS ($[ ]), together with accrued interest thereon, calculated and payable as set forth in this Note. The principal and interest on this Note is payable in lawful money of the United States of America in immediately available funds at such place in the United States as Payee may from time to time designate in writing to Payor.

            This Note is one of a series of Notes (collectively, the "Notes") with an aggregate principal amount outstanding of $10,001,000 which have been issued pursuant to that certain Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of 10% Senior Exchangeable Preferred Stock, Series U (the "Series U Preferred Stock") (the "Certificate of Designation") of the Payor in exchange for shares of Series U Preferred Stock and shall rank pari passu in right of payment with all such other Notes at any time outstanding.

1.    Payment of Principal and Interest

      1.1 Calculation and Payment of Interest. Interest on the principal balance of this Note outstanding from time to time until paid in full or converted to UAG Common Stock as provided herein shall accrue at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year of twelve 30-day months and, for periods not involving a full calendar month, the actual number of days elapsed but not to exceed 30 days, commencing on the date hereof for this Note. Payment of such interest shall be made in cash in arrears semi-annually on each December 31 and June 30 commencing on the first such date following the date hereof.

            The Payor shall pay interest on overdue principal and on overdue installments of interest at the rate borne by this Note to the extent lawful.

      1.2 Payment on Maturity Date. On October 31, 2003 (the "Maturity Date") the Payor shall pay to the Payee an amount equal to (a) 125.0% of the principal amount of this Note, plus (b) any accrued and unpaid interest on this Note.

      1.3   Optional Redemption.

            (a) The Payor may redeem this Note, in whole or in part, at any time on or after December 31, 2001 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to the redemption date, if redeemed during the twelve-month period beginning on December 31 of each year listed below:

      Year                                                     Percentage
      ----                                                     ----------
      2001...................................................  120.0%
      2002 and thereafter....................................  125.0%

            (b) At least 20 days, and no more than 45 days, before a redemption date, the Payor shall mail, or cause to be mailed, a notice of redemption to the Payee.

            The notice shall identify the Notes to be redeemed and shall state:

            (1)   the redemption date;

            (2)   the redemption price;

            (3) if this Note is being redeemed in part, the portion of the principal amount of this Note to be redeemed and that, after the redemption date and upon surrender of this Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

            (4) that any Note called for redemption must be surrendered to the Payor to collect the redemption price;

            (5) that unless the Payor defaults in making the redemption payment, interest on the portion of this Note called for redemption ceases to accrue on and after the redemption date;

            (6) the Section of this Note pursuant to which this Note is being redeemed; and

            (7) the aggregate principal amount of this Note that is being redeemed.

            Any redemption of less than the entire outstanding principal amount of all Notes shall be effected on a pro rata basis.

      1.4 Payment Only on Business Days. Any payment hereunder which, but for this Section 1.4, would be payable on a day which is not a Business Day shall instead be due and payable on the Business Day next following such date for payment.

2.    Events of Default.

            The following shall constitute "Events of Default" under the Notes:

            (a) there is a failure to pay the principal or premium, if any, on any Note when such principal or premium becomes due and payable, at maturity, upon acceleration, redemption or otherwise;

            (b) there is a failure to pay interest on any Note when the same becomes due and payable and such default continues for a period of 10 days;

            (c) the Payor fails to make a Change of Control Offer or a UAG Share Sale Offer if any such offer is required by the provisions of the Notes or fails to purchase any Note if any Payee of a Note elects to have such Note purchased pursuant to any such offer;

            (d) the Payor defaults in the observance or performance of any other covenant or agreement in the Notes (including, without limitation, the provisions of Section 4 hereof) which default continues for a period of 30 days after the Payor receives written notice thereof specifying the default from any Payee of a Note;

            (e) there is a default in the payment at final maturity of principal in an aggregate amount of $20.0 million or more with respect to any Indebtedness of the Payor or any Subsidiary thereof which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice, or the acceleration of any such Indebtedness aggregating $20.0 million or more which acceleration shall not be rescinded or annulled within 10 days after written notice to the Payor of such default by the Payee;

            (f) any final judgment or judgments which can no longer be appealed for the payment of money in excess of $20.0 million shall be rendered against the Payor or any Subsidiary thereof, and shall not be discharged or bonded for a period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

            (g) the Payor or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)   commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors, or

                  (E) admits in writing its inability to pay its debts generally as they become due;

            (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Payor or any Subsidiary in an involuntary case,

                  (B) appoints a Custodian of the Payor or any Subsidiary or for all or substantially all of the property of the Payor or any Subsidiary, or

                  (C)   orders the liquidation of the Payor or any Subsidiary,

and the order or decree remains unstayed and in effect for 60 days;

            (i) any Security Interest ceases to be in full force and effect or there is a default under the Pledge Agreement; or

            (j) any of the Guarantees cease to be in full force and effect other than in accordance with the terms of the Notes.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            If an Event of Default specified above shall have occurred and be continuing, then Payees of Notes holding a majority of the outstanding principal amount of the Notes by notice in writing to Payor may declare the entire principal amount of the Notes (including a pro rata portion of any premium which would be payable at maturity as provided for in Section 1.2) and the interest accrued thereon to be due and payable and upon any such declaration the same shall become due and payable at such time. If an Event of Default specified in
Section 2(g) or 2(h) hereof occurs, the principal balance of (including a pro rata portion of any premium which would be payable at maturity as provided for in Section 1.2) and accrued interest on the Notes shall become due and payable immediately without any declaration or other act on the part of any Payee of a Note.

            If any Event of Default shall have occurred and be continuing, any Payee of a Note may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, whether for specific performance of any provision of the Notes or in aid of the exercise of any power granted to such Payee under the Notes.

3.    Certain Covenants.

            (a) Limitation on Restricted Payments. Prior to the occurrence of a Restricted Payment Covenant Termination Event, the Payor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (i) declare or pay any dividend or any other distribution or payment to any Restricted Shareholder on Capital Stock of the Payor or any Subsidiary of the Payor, (ii) purchase, redeem or otherwise acquire or retire for value from any Restricted Shareholder any Capital Stock of the Payor or any of its Subsidiaries or any options, warrants or other rights to purchase such Capital Stock, (iii) forgive any Indebtedness of any Restricted Shareholder to the Payor or a Subsidiary of the Payor or (iv) make any payment (including, without limitation, by way of salary, wages, bonus, compensation, benefit, or any other renumeration) or transfer or lease any property or assets or provide any services to or make any Investment in any Restricted Shareholder (each of the events described in clauses (i) through (iv) above, a "Restricted Payment"); provided, however, that, if no Default or Event of Default shall have occurred and be continuing or shall result from the making of any such Restricted Payment, the Payor and its Subsidiaries may make Restricted Payments not to exceed $20.0 million in any calendar year.

            (b) Limitation on Transfer of UAG Shares; Subsidiary Guarantees. The Payor or one or more UAG Intermediate Subsidiaries shall at all times be the record and beneficial owner of the Pledged Shares. The Payor shall not transfer or permit the transfer of any of the Pledged Shares to any Subsidiary unless such Person is a Wholly-Owned Subsidiary of the Payor at the time of such transfer and at all times thereafter and, simultaneously with such transfer, such Wholly-Owned Subsidiary executes a Guarantee of this Note substantially in the form of Exhibit A hereto. The Payor will not permit any of the UAG Intermediate Subsidiaries to engage in any material business activities or to hold any material assets other than the UAG Shares.

            (c) Limitation on Certain Liens. The Payor shall not and shall not permit any UAG Intermediate Subsidiary of the Payor to create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind, other than Permitted Liens, upon any UAG Shares owned by the Payor or any UAG Intermediate Subsidiary of the Payor.

            (d) Redemption upon UAG Share Sale. (I) Within 15 Business Days of the sale or other transfer by the Payor or any

Subsidiary of the Payor of 50% or more of the UAG Shares held by the Payor or any such Subsidiary on the Issue Date for an average sale price of less than $30.00 per share (a "UAG Share Sale"), the Payor shall make an offer to purchase (the "UAG Share Sale Offer") the Notes at a purchase price equal to the percentage of the principal amount thereof which would yield to each Payee an internal rate of return equal to 20% assuming that each Payee of a Note acquired its Notes in exchange for its shares of Series U Preferred Stock which shares were purchased on the Series U Issue Date at a price of $1,000 per share, and based on annual compounding and including in such calculation all dividends paid on the Series U Preferred Stock and all interest paid on the Notes to the UAG Share Sale Offer Payment Date (such applicable purchase price being referred to as the "UAG Share Sale Offer Purchase Price"). Notwithstanding the foregoing, the Payor shall and shall cause each of its Subsidiaries to be in compliance with the first sentence of clause (b) above. Immediately upon receipt of the cash proceeds of any UAG Share Sale which triggers the Payor's obligation to make a UAG Share Sale Offer, the Payor shall place such cash proceeds in escrow for the benefit of the payees of the Notes pending the consummation of the UAG Share Sale Offer.

            (II) The Payor shall within 15 days after the occurrence of a UAG Share Sale send by first-class mail, postage prepaid, to the holder of this Note a notice stating:

            (A) that the UAG Share Sale Offer is being made pursuant to this Section (3)(d) and that the entire principal amount of this Note tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

            (B) the UAG Share Sale Offer Purchase Price and the purchase date (which shall be a Business Day no earlier than 20 days nor later than 45 days from the date such notice is mailed (the "UAG Share Sale Offer Payment Date"));

            (C) that any portion of this Note not tendered will continue to accrue interest;

            (D) that, unless the Payor defaults in the payment of the UAG Share Sale Offer Purchase Price, any portion of this Note accepted for payment pursuant to the UAG Share Sale Offer shall cease to accrue interest after the UAG Share Sale Offer Payment Date;

            (E) that if Payee accepts the offer to have its Note purchased pursuant to a UAG Share Sale Offer, it will be required to surrender this Note to the Payor, properly endorsed for transfer together with such customary documents as the Payor may reasonably require, in the manner and at the address specified in the notice prior to the close of business on the Business Day preceding the UAG Share Sale Offer Payment Date;

            (F) that Payee will be entitled to withdraw its acceptance if the Payor receives, not later than the close of business on the third Business Day preceding the UAG Share Sale Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the principal amount of this Note delivered for purchase, and a statement that Payee is withdrawing its election to have this Note purchased;

            (G) that if this Note is being purchased only in part, the Payee will be issued a new certificate representing the principal amount of this Note equal to the unpurchased portion of this Note surrendered; and

            (H) a summary of any other procedures that the Payee must follow to accept an UAG Share Sale Offer or effect withdrawal of such acceptance.

            The Payor will comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the redemption of this
Note in connection with a UAG Share Sale Offer. To the extent such compliance requires the Payor to take any action inconsistent with the terms of this
Section 3(d), any actions so required to be taken shall not be deemed to be a breach or violation of this Section 3(d).

            On the UAG Share Sale Offer Payment Date, the Payor shall (A) accept for payment this Note validly tendered pursuant to the UAG Share Sale Offer, (B) promptly mail to the Payee the UAG Share Sale Offer Purchase Price therefor in cash and (C) cancel and retire the surrendered certificate and execute a new certificate representing the principal amount of this Note equal to any unpurchased portion of this Note represented by the certificate surrendered, if any. Unless the Payor defaults in the payment for this Note tendered pursuant to the UAG Share Sale Offer, interest shall cease to accrue with respect to this Note tendered and all rights of Payee shall terminate, except for the right to receive payment therefor, on the UAG Share Sale Offer Payment Date.

            (e) Change of Control. (I) Within 15 Business Days after the occurrence of a Payor Change of Control (the date of such occurrence being the "Payor Change of Control Date"), the Payor shall make an offer to purchase (the "Payor Change of Control Offer") this Note at a purchase price equal to the percentage of the principal amount thereof which would yield to the Payees of the Notes an internal rate of return equal to 20% assuming that each Payee of a Note acquired its Notes in exchange for the shares of Series U Preferred Stock which shares were purchased on the Series U Issue Date at a price of $1,000 per share, and based on annual compounding and including in such calculation all dividends paid on the Series U Preferred Stock and all interest paid thereon to the Change of Control Payment Date (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price"). In addition, within 15 Business Days after the occurrence of a UAG Change of Control (the date of such occurrence being the "UAG Change of Control Date"), the Payor shall make an offer to purchase (the "UAG Change of Control Offer") the Notes at a purchase price equal to 101% of the principal amount thereof plus, without duplication, an amount in cash equal to all accrued and unpaid interest thereon (including an amount in cash equal to a prorated interest for the period from the immediately preceding interest payment date to the Change of Control Payment
Date) (such applicable purchase price being hereinafter referred to as the "UAG Change of Control Purchase Price").

            (II) The Payor shall within 15 days after the occurrence of any Change of Control send by first-class mail, postage prepaid, to the holder of this Note a notice stating:

            (A)   that a Change of Control Offer is being made pursuant to this
      Section 3(e) and that the entire principal amount of this Note tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

            (B) the applicable Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 20 days nor later than 45 days from the date such notice is mailed (the "Change of Control Payment Date"));

            (C) that any portion of this Note not tendered will continue to accrue interest;

            (D) that, unless the Payor defaults in the payment of the applicable Change of Control Purchase Price, any portion of this Note accepted for payment pursuant to a Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

            (E) that if Payee accepts the offer to have its Note purchased pursuant to any Change of Control Offer, it will be required to surrender this Note to the Payor, properly endorsed for transfer together with such customary documents as the Payor may reasonably require, in the manner and at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

            (F) that Payee will be entitled to withdraw its acceptance if the Payor receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the principal amount of this Note delivered for purchase, and a statement that Payee is withdrawing its election to have this Note purchased;

            (G) that if this Note is being purchased only in part, the Payee will be issued a new certificate representing the principal amount of this Note equal to the unpurchased portion of this Note surrendered; and

            (H) a summary of any other procedures that the Payee must follow to accept such Change of Control Offer or effect withdrawal of such acceptance.

            The Payor will comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the redemption of this
Note in connection with each Change of Control Offer. To the extent such compliance requires the Payor to take any action inconsistent with the terms of this Section 3(e), any actions so required to be taken shall not be deemed to be a breach or violation of this Section 3(e).

            On the Change of Control Payment Date, the Payor shall (A) accept for payment this Note validly tendered pursuant to the Change of Control Offer,
(B) promptly mail to the Payee the applicable Change of Control Purchase Price therefor in cash and (C) cancel and retire the surrendered certificate and execute a new certificate representing the principal amount of this Note equal to any unpurchased portion of this Note represented by a certificate surrendered, if any. Unless the Payor defaults in the payment for this Note tendered pursuant to such Change of Control Offer, interest shall cease to accrue with respect to this Note tendered and all rights of Payee shall terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

            (f) Reports. For so long as this Note remains outstanding, the Payor will furnish to Payee:

            (i) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, (1) the consolidated balance sheets of each of Foamex, UAG and CHF as at the end of such fiscal quarter, (2) the related statements of operations, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the applicable entity that they fairly present the financial condition of each such entity and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (3) in lieu of (1) and (2) for an entity, the quarterly report on Form 10-Q for such quarterly period for such entity to the extent filed with the Commission;

            (ii) as soon as available and in any event within 120 days after the end of each fiscal year, (1) the consolidated balance sheets of each of Foamex, UAG and CHF and the unconsolidated balance sheet of the Payor as at the end of such fiscal year, (2) the related statements of operations, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all in reasonable detail and certified by the chief financial officer of the applicable entity that they fairly present the financial condition of such entity as at the dates and the results of their operations and their cash flows for the periods indicated, (3) in lieu of (1) and (2) for an entity, the annual report on Form 10-K for such year for such entity to the extent filed with the Commission and (4) in each case, a report thereon of independent certified public accountants of recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial state-ments fairly present the financial position of the applicable entity as at the dates indicated and the results of its operations and its cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and

            (iii) promptly upon the sending or filing thereof, copies of all financial statements, reports, notices and proxy statements sent or made available generally by each of Foamex, UAG, CHF and the Payor to its security holders.

4.    Conversion.

      4.1 Conversion Privilege. The Payee may convert all or any portion of this Note at any time into shares of UAG Common Stock while this Note is outstanding subject to the terms stated herein. If this Note is called for redemption, the Payee may convert this Note at any time before the close of business on the Business Day immediately preceding the redemption date (unless Payor defaults in payment of the redemption price, in which case the conversion right will terminate on the date such default is cured). The Payee may also convert this Note at any time before the close of business on the Maturity Date. The Payee may convert a portion of the principal of this Note if the portion is $1,000 or a whole multiple of $1,000.

      4.2 Conversion Procedure. As soon as practical on or after the date that a notice of conversion is provided by Payee to Payor (the "Conversion Notice Date") (such notice to be substantially in the form of Exhibit B hereto), but in any event within 60 days of the Conversion Notice Date, the Payor shall deliver to Payee (I) a certificate or certificates, registered in the name of Payee, representing the number of shares of UAG Common Stock equal to the quotient obtained by dividing the principal amount of this Note to be converted by the Conversion Price, (II) cash equal to the product of (i) the number of shares of UAG Common Stock to be delivered pursuant to such conversion and (ii) the Last Trade Price for the UAG Common Stock on the trading day immediately preceding the Conversion Notice Date or (III) a combination of (I) or (II) above (the date on which such requirements are satisfied, the "Conversion Date"). In the case of fractional shares which may be issuable, Payor shall round to the nearest share (with .50 shares rounding up). On the Conversion Date, Payor shall pay all ac-crued but unpaid interest on the portion of this Note which has been converted. Notwithstanding the foregoing, if the Last Trade Price for the UAG Common Stock for the trading day immediately preceding the Conversion Date is less than the Last Trade Price for the UAG Common Stock on the trading day immediately preceding the Conversion Notice Date, then to the extent Payor has delivered certificates for UAG Common Stock pursuant to Section 4.2(I), the Payor shall indemnify Payee for any such decrease, on the Conversion Date, by providing to Payee either (A) an amount in cash equal to such difference multiplied by the number of shares of UAG Common Stock delivered pursuant to Section 4.2(I), (B) additional shares of UAG Common Stock with a market value (which market value shall be the Last Trade Price for such shares on the trading day immediately preceding the Conversion Date) equal to such aggregate difference or (C) a combination of the foregoing. Notwithstanding the foregoing, Payor covenants, that with respect to its option to provide Payee with either cash or shares of UAG Common Stock upon exercise by the Payee of its conversion privilege described in this Section 4, Payor presently elects to satisfy such conversion privilege entirely through the transfer of cash and not through the transfer of any shares of UAG Common Stock; provided, however, that Payor may at any time or from time to time change its election by providing Payee with written notice thereof, provided that any such notice shall only be effective when received by Payee and shall only be effective with respect to any Conversion Notice Date which occurs after the date of receipt of such notice by Payee.

            To convert this Note, Payee must on or before the Conversion Date
(1) complete and sign the conversion notice on the reverse of this Note, (2) surrender this Note to the Payor and (3) furnish the appropriate endorsements and transfer documents if reasonably required by the Payor.

            Upon surrender of this Note for conversion in part, the Payor shall execute for the Payee a new Note equal in principal amount to the unconverted portion of this Note surrendered.

            If the last day on which this Note may be converted is not a Business Day, this Note may be surrendered to the Payor on the next succeeding Business Day with the same force and effect as if surrendered on such last day.

      4.3 Taxes on Conversion. If Payee converts this Note, the Payor shall pay any documentary, stamp or similar issue or transfer tax due on the transfer of shares of UAG Common Stock upon such conversion.

      4.4 Payor to Provide Common Stock. The Payor shall at all times keep available enough shares of UAG Common Stock to permit the conversion of this Note.

      4.5 Effect on Conversion Privilege of Certain Events Relating to UAG Common Stock. Payor covenants that in the event that at any time from and after the Series U Issue Date UAG shall (i) issue any shares of its Capital Stock as a dividend or distribution, (ii) subdivide, combine or reclassify the UAG Common Stock, (iii) distribute to holders of UAG Common Stock rights, warrants or options to purchase Capital Stock of UAG, (iv) distribute to holders of UAG Common Stock any cash, debt securities (or other evidences of Indebtedness) or other assets or property other than Ordinary Course Dividends or (v) engage in any similar activity including any merger or consolidation of UAG whereby UAG is not the surviving Person thereof, then upon exercise by the Payee of its conversion privilege and payment of the Conversion Price, Payee shall be entitled to receive such additional securities, cash, property or assets described in the foregoing clauses (i) through (v) as though the Payee had exercised its privilege of conversion (whether or not then in existence) immediately prior to any such event described in such clauses. It is the intent of the Payor that the Payee upon exercise of its conversion privilege receive the benefits of ownership of UAG Common Stock as though the Payee had exercised its privilege of conversion immediately prior to the occurrence of any of the events described in the foregoing clauses (i) through (v).

      4.6 Status of UAG Common Stock. Notwithstanding anything in this Section 4 to the contrary, the Payor may not transfer UAG Common Stock to the Payee if, upon such transfer, such UAG Common Stock may not be resold by the Payee, without restriction under United States federal securities laws, as evidenced by an Opinion of Counsel reasonably acceptable to the Payee, other than a prospectus delivery requirement which the Payor hereby covenants to satisfy in a manner which complies with the requirements of the Securities Act and which is reasonably acceptable to counsel to the Payee. If the foregoing provision prohibits the transfer of UAG Common Stock to the Payee, Payor must rely on the other provisions of this Section 4 to satisfy its conversion obligations described herein.

5.    Collateral and Security.

            (a) In order to secure the due and punctual payment of the principal of and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Notes and the performance of all other obligations of the Payor and Guarantor to the Payee under the Notes and the Guarantee, the Payor and Guarantors and the Payee have simultaneously with the execution of the Notes entered into the Pledge Agreement pursuant to which the Payor and Guarantors have granted to the Payee a first priority Lien on and security interest in the Pledged Shares. To the extent that any Subsidiary of the Payor is required to become a Guarantor of the Notes pursuant to the terms hereof, the Payor shall cause such Subsidiary to become a party to the Pledge Agreement.

            (b) To the extent the aggregate principal amount of the Notes is reduced, whether by redemption, repurchase, conversion or otherwise, the Payor shall be entitled to a pro rata reduction in the number of Pledged Shares constituting the collateral.

6.    Definitions.

            As used in this Note, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            "Affiliate" means, of any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Bankruptcy Law" shall have the meaning provided in Section 2.

            "Board of Directors" means the Board of Directors of the Payor or a duly authorized committee thereof.

            "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

            "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of Common Stock and Preferred Stock of such Person and warrants or options to purchase any of the foregoing and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

            "Certificate of Designation" shall have the meaning provided in the introductory paragraphs of this Note.

            "Change of Control" means a Payor Change of Control or a UAG Change of Control.

            "Change of Control Offer" means a Payor Change of Control Offer or a UAG Change of Control Offer.

            "Change of Control Payment Date" shall have the meaning provided in
Section 3(e).

            "Change of Control Purchase Price" means a Payor Change of Control Purchase Price or a UAG Change of Control Purchase Price.

            "CHF" means CHF Industries, Inc., a Delaware corporation.

            "CHF Guarantee" means the guarantee made as of July 28, 1995 by Payor of the obligations of CHF under its promissory note due 2002 as such guarantee may be amended, supplemented or modified from time to time.

            "Commission" means the Securities and Exchange Commission or any successor agency.

            "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the date hereof or issued after the date hereof, and includes, without limitation, all series and classes of such common stock.

            "Continuing Director" means a director who either was a member of the board of directors of UAG on the Series U Issue Date or who became a director of UAG subsequent to the Series U Issue Date and whose election, or nomination for election by UAG's stockholders, was duly approved by a majority of the Continuing Directors then on the board of directors of UAG, either by a specific vote or by approval of the proxy statement issued by UAG on behalf of the board of directors of UAG in which such individual is named as nominee for director.

            "Conversion Price" means initially $30.00; provided, however, that if the average of the Last Trade Prices for the UAG Common Stock for the ten consecutive trading days ending on the trading day immediately prior to January 1, 1999 (the "Average Last Trade Price") is less than $24.00 per share, then the Conversion Price shall be equal to the product of (i) 1.25 and (ii) the Average Last Trade Price.

            "Conversion Date" shall have the meaning provided in Section 4.2.

            "Conversion Notice Date" shall have the meaning provided in Section 4.2.

            "Custodian" shall have the meaning provided in Section 2.

            "Default" means any event or condition which is or after the lapse of time or the giving of notice or both would be, an Event of Default.

            "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to the Maturity Date of this Note. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include (i) any Preferred Stock of a Subsidiary of the Payor or (ii) any Preferred Stock of the Payor, under the terms of such Preferred Stock, by agreement or otherwise, the Payor is obligated to pay current dividends or distributions in cash during the period prior to the redemption date of this Note; provided, however, that Preferred Stock of the Payor or any Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of con-trol of the Payor or Subsidiary, which provisions have substantially the same effect as Section 3(e) hereof shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions.

            "Event of Default" shall have the meaning provided in Section 2.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Foamex" means Foamex International Inc., a Delaware corporation.

            "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

            "Guarantee" means the guarantee by a Guarantor of the obligations of Payor under this Note, substantially in the form of Exhibit A to this Note.

            "Guarantor" means any Subsidiary of Payor required to execute a Guarantee pursuant to the terms of this Note.

            "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables and other accrued liabilities or accrued expenses arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any capitalized lease obligations, (ii) obligations secured by a Lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed other than a Lien securing an obligation which is not Indebtedness, (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) Disqualified Capital Stock of the Payor or any Subsidiary thereof and (vi) obligations of any such Person under any interest rate agreement or currency agreement applicable to any of the foregoing (if and to the extent such interest rate agreement or currency agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). Notwithstanding any other provision of the foregoing definition, any contingent obligations arising out of customary indemnification agreements with respect to the sale of assets or securities shall not be deemed to be "Indebtedness" of the Payor or any Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

            "Investment" by any Person in any other Person means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stocks, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, such other Person or the making of any investment by such Person in any other Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and repurchases. Notwithstanding the foregoing, the following shall not be considered Investments by a Person in any other Person: (i) trade receivables and prepaid expenses, in each case arising in the ordinary course of business; provided that such receivables and prepaid expenses would be recorded as assets of such Person in accordance with GAAP, (ii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers or in good faith bona fide settlement of delinquent ordinary course of business trade receivables of customers and (iii) endorsements for collection or deposit in the ordinary course of business by such Person of bank drafts and similar negotiable instruments of such other Person received as payment for ordinary course of business trade receivables.

            "Issue Date" means the date of original issuance of this Note.

            "Last Trade Price" means, for any security as of any date, the last trade price for such security on The New York Stock Exchange, Inc. ("NYSE") as reported by Bloomberg Financial Markets ("Bloomberg") or, if NYSE is not the principal trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or if no last trade price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or if no last closing trade price is reported for such security by Bloomberg, the average of the last trade prices for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the last trade price cannot be calculated for such security on such date on any of the foregoing bases, the last trade price of such security on such date shall be the fair market value as mutually determined by the Payor and the holders of a majority of the outstanding principal amount of Notes.

            "Lien" means any consensual lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

            "Maturity Date" shall have the meaning provided in Section 1.2.

            "Opinion of Counsel" means an opinion of counsel to the Payor which counsel is reasonably acceptable to the Payee, provided that such counsel may not be internal counsel to the Payee or any of its Subsidiaries.

            "Ordinary Course Dividends" means cash dividends on each Share of UAG Common Stock not exceeding $0.25 per annum.

            "Payee" shall have the meaning provided in the introductory paragraphs to this Note and shall also mean any assignee, other transferor or holder of this Note.

            "Payor" shall have the meaning provided in the introductory paragraphs to this Note and shall also mean any successor payor of this Note.

            A "Payor Change of Control" will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates) becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of a greater percentage of the total voting power of the Payor's Common Stock than that which is then beneficially owned by the Permitted Holders, in the aggregate, and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors, (ii) there shall be consummated any consolidation or merger of the Payor in which the Payor is not the continuing or surviving corporation or pursuant to which the Common Stock of the Payor would be converted into cash, securities or other property, other than a merger or consolidation of the Payor in which the holders of the Common Stock of the Payor outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the voting power of the Common Stock of the surviving corporation immediately after such consolidation or merger, or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Payor has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors.

            "Payor Change of Control Date" shall have the meaning provided in
Section 3(e).

            "Payor Change of Control Offer" shall have the meaning provided in
Section 3(e).

            "Payor Change of Control Purchase Price" shall have the meaning provided in Section 3(e).

            "Permitted Holder" means (i) Marshall S. Cogan or any Immediate Family Member (as defined in NASD Rule 2011-1 as in effect as of the Series U Issue Date) of Marshall S. Cogan, (ii) any trust or estate the sole beneficiaries of which consist of any person described in clause (i), and (iii) any Affiliate of any Person specified in clause (i) or (ii).

            "Permitted Liens" means (i) Liens on the Pledged Shares in favor of the Payee securing Indebtedness under this Note and each other Payee under the other Notes, (ii) Liens on

UAG Common Stock, other than the Pledged Shares, securing the CHF Guarantee,
(iii) Liens on UAG Common Stock, other than the Pledged Shares, securing the Permitted Margin Loans and (iv) any extensions, substitutions or renewals of the foregoing.

            "Permitted Margin Loans" means each of the following:

            (i) any Indebtedness incurred by the Payor, provided that on the date of incurrence, such Indebtedness shall have an outstanding principal amount equal to or less than one-third of the then current market value of the sum of (i) the shares of UAG Common Stock owned by the Payor and its Subsidiaries less (ii) the sum of the Pledged Shares and any UAG Common Stock securing the CHF Guarantee; and

            (ii) any Indebtedness incurred by the Payor the proceeds of which are used within two Business Day of receipt thereof by the Payor to repay the entire outstanding principal amount and accrued but unpaid interest, if any, on this Note.

            "Person" means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust or joint venture, or a governmental agency or political subdivision thereof.

            "Pledge Agreement" means the Pledge Agreement substantially in the form of Exhibit C to this Note.

            "Pledged Shares" means the shares of UAG Common Stock pledged as collateral securing the Notes pursuant to the Pledge Agreement which shall equal the number of shares equal to the product of (a) 1.5 and (b) quotient of (i) the outstanding principal amount of all Notes and (ii) the Conversion Price.

            "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemption or upon liquidation.

            "Restricted Payment" shall have the meaning provided in Section
3(a).

            "Restricted Payment Covenant Termination Event" means the first day on which the Last Trade Price of the UAG Common Stock is equal to or greater than $50.0; provided that no Default or Event of Default shall have occurred or be continuing at such time.

            "Restricted Shareholder" means any Person that is the direct or indirect owner of 10% or more of the Payor's Common Stock, on a fully diluted basis, and any Affiliate of any such Person other than the Payor and its Subsidiaries.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Security Interest" means the security interest in favor of the Payee created in the Pledged Shares pursuant to the Pledge Agreement.

            "Series U Issue Date" means the date of the original issuance of the Series U Preferred Stock.

            "Series U Preferred Stock" shall have the meaning provided for in the introductory paragraphs to this Note.

            "Subsidiary" with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person; provided, however, that for the purposes of Section 3(a) "Subsidiary" shall be deemed to also include UAG and Foamex.

            "UAG" means United Auto Group, Inc., a Delaware corporation, and any successor entity.

            A "UAG Change of Control" will be deemed to have occurred in the event that (whether or not otherwise permitted by this Note) after the Issue Date (a) any transaction (including, without limitation, any merger or consolidation) shall be consummated after which any Person or any Persons acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates, other than the Payor or any Subsidiary of the Payor, shall "beneficially own" (as defined in Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least (x) 50% of the voting power of the outstanding Voting Stock of UAG or (y) 40% of the voting power of the Voting Stock of UAG, and the Payor and its Subsidiaries own in the aggregate less than such Person or Group (in doing the "own less than" comparison in this clause
(y), the holdings
of the Payor and its Subsidiaries who are members of the new Group shall not be counted in the voting power of such new Group); (b) (x) UAG or any Subsidiary sells, leases or otherwise transfers all or substantially all of the assets of UAG and its Subsidiaries, taken as a whole, to any Person other than a wholly-owned Subsidiary of UAG, or (y) UAG consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, UAG, in either case under this clause (b), in one transaction or a series of related transactions in which immediately after the consummation thereof Persons owning a majority of the voting power of the Voting Stock of UAG immediately prior to such consummation shall cease to own a majority of the voting power of the Voting Stock of UAG or the surviving or transferee entity if other than UAG;
(c) Continuing Directors cease to constitute at least a majority of the board of directors of UAG; or (d) the stockholders of UAG approve any plan or proposal for the liquidation or dissolution of UAG.

            "UAG Change of Control Date" shall have the meaning provided in
Section 3(e).

            "UAG Change of Control Offer" shall have the meaning provided in
Section 3(e).

            "UAG Change of Control Purchase Price" shall have the meaning provided in Section 3(e).

            "UAG Common Stock" means the common stock, par value $.01 per share, of UAG.

            "UAG Intermediate Subsidiary" means any Subsidiary of the Payor that directly or indirectly owns any of the UAG Shares.

            "UAG Shares" means the 4,016,100 shares of UAG Common Stock owned by the Payor and any additional shares of such UAG Common Stock or other security, property or assets issued in connection with the ownership of such shares of UAG Common Stock.

            "UAG Share Sale" shall have the meaning provided in Section 3(d).

            "UAG Share Sale Offer" shall have the meaning provided in Section 3(d).

            "UAG Share Sale Offer Payment Date" shall have the meaning provided in Section 3(d).

            "UAG Share Sale Offer Purchase Price" shall have the meaning provided in Section 3(d).

            "Voting Stock" of any Person means the Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Wholly-Owned Subsidiary" means any Subsidiary, all of the outstanding voting securities (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Payor.

7.    Miscellaneous.

      7.1 Section Headings. The section headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

      7.2 Amendment and Waiver. Subject to the provisions of this Section 7.2, the Payor may amend or supplement the Notes, the Guarantees or the Pledge Agreement with the written consent of the holders of at least a majority in principal amount of the Notes then outstanding. Subject to the provisions of this Section 7.2, the holders of, in the aggregate, at least a majority in principal amount of the outstanding Notes affected may waive compliance by the Payor or any Guarantor with any provision of the Notes, any Guarantee or the Pledge Agreement, without notice to any other Payee of a Note. However, without the consent of each Payee of a Note affected, an amendment, supplement or waiver may not:

            (a) reduce the amount of Notes the Payees of which must consent to an amendment, supplement or waiver of any provision of, or to take any action under, the Notes, the Guarantees or the Pledge Agreement;

            (b) reduce the rate of, or extend the time for, payment of interest on any Note;

            (c) reduce the principal amount of or extend the fixed maturity of any Note or alter the redemption provi-sions with respect thereto or alter the price at which the Payor is required to offer to purchase the Notes;

            (d) waive a default in the payment of the principal of, premium or interest on, or redemption payment or an offer to purchase Notes required hereunder with respect to, any Note or any of the Guarantees;

            (e) make any Note payable in money other than that stated in the Note;

            (f)   affect the ranking or security of the Notes or the Guarantees;

            (g) release any Guarantor from any of its obligations under its Guarantee or the Pledge Agreement (except in compliance with the terms of the Notes);

            (h)   modify this Section 7.2;

            (i) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes or any of the Guarantees; or

            (j) make any changes in the provisions concerning waiver of Defaults by holders of Notes, or rights of holders of Notes to receive payment of principal and interest.

            After an amendment, supplement or waiver under this Section 7.2 becomes effective, the Payor shall mail to the Payee of each Note affected thereby a notice briefly describing the amendment, supplement or waiver.

            Until an amendment or waiver becomes effective, a consent to it by a payee of a Note is a continuing consent by such payee and every subsequent payee of that Note or portion of that Note that evidences the same debt as the consenting payee's Note, even if notation of the consent is not made on any Note. However, any such payee or subsequent payee may revoke the consent as to its Note or portion of a Note. Such revocation shall be effective only if the Payor receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            If an amendment, supplement or waiver changes the terms of a Note, the Payor shall request the payee of the Note to deliver it to the Payor to place an appropriate notation on the Note about the changed terms and return it to the payee thereof. Alternatively, Payor may in exchange for the Note issue a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

      7.3 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction. Any legal action or proceeding with respect to this Note may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Note or the acknowledgment attached hereto, each of Payor and Payee hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

      7.4 Lost, Stolen, Destroyed or Mutilated Note. Upon receipt of evidence reasonably satisfactory to Payor of the loss, theft, destruction or mutilation of this Note and of indemnity arrangements reasonably satisfactory to Payor from or on behalf of the holder of this Note, and upon surrender or cancellation of this Note if mutilated, Payor shall make and deliver a new note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note, at Payor's expense.

      7.5 Waiver of Presentment, Etc. Except as otherwise provided herein, presentment, demand, protest, notice of dishonor and all other notices are hereby expressly waived by Payor.

      7.6 Usury. Nothing contained in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate legally enforceable. If the rate of interest called for under this Note at any time exceeds the maximum rate legally enforceable, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate legally enforceable. If such interest rate is so reduced and thereafter the maximum rate legally enforceable is increased, the rate of interest required to be paid hereunder shall be automatically increased to the lesser of the maximum rate legally enforceable and the rate otherwise provided for in this Note.

      7.7 Notices. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and shall be deemed given when received and shall be (i) delivered personally or (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) delivered by Federal Express or a similar overnight courier or (iv) sent via facsimile transmission to the fax number given below, as follows:

            If to Payor, addressed to:
            --------------------------

                     Trace International Holdings, Inc.
                     375 Park Avenue
                     11th Floor
                     New York, New York  10152
                     Attention:  Karl H. Winters and
                                 Vipul B. Tandon
                     Fax Number: (212) 593-1363

            with a copy to:
            ---------------

                     Willkie Farr & Gallagher
                     787 Seventh Avenue
                     New York, New York  10019-6099
                     Attention:  Jack H. Nusbaum, Esq.
                     Fax Number:  (212) 728-8111

            If to Payee, addressed to:
            --------------------------





                     Attention:
                     Fax Number:

            with a copy to:
            ---------------

                     Cahill Gordon & Reindel
                     80 Pine Street
                     New York, New York  10005-1702
                     Attention:  Roger Meltzer, Esq.
                     Fax Number  (212) 269-5420

or to such other place and with such other copies as either party may designate as to itself by written notice to the other party. In the event that any notice under this Note is required to be made on or as of the day which is not a Business Day, then such notice shall not be required to be made until the first day thereafter which is a Business Day.

      7.8 Minimum Denominations. Each Note must be issued in a minimum principal amount of $1,000,000 and may only be transferred in a minimum principal amount of $1,000,000.

            IN WITNESS WHEREOF, Payor has executed and delivered this Note as of the date hereinabove first written.

                                          TRACE INTERNATIONAL HOLDINGS, INC.


                                          By:
                                              ----------------------------------
                                                Name:
                                                Title:


                                          By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                   ASSIGNMENT


I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Agent to transfer this Note on the books of the Payor. The Agent may substitute another to act for him.

Date:                              Your Signature:
     ---------------------------                  ------------------------------


                                   ---------------------------------------------
                                   (Sign exactly as your name
                                   appears on the other side of
                                   this Note)



         Signature Guarantee:
                                   ---------------------------------------------

                        OPTION OF PAYEE TO ELECT PURCHASE


            If you want to elect to have all or any part of this Note purchased by the Payor pursuant to Section 3(d) or Section 3(e) of this Note, check the appropriate box:


|_|  Section 3(d)             |_|  Section 3(e)


            If you want to have only part of this Note purchased by the Company pursuant to Section 3(d) or Section 3(e) of this Note, state the amount you elect to have purchased:

$
 ------------------------

Date:
     --------------------

                                     Your Signature:
                                                     ---------------------------
                                     (Sign exactly as your name appears on
                                     the face of this Note)


---------------------------
Signature Guaranteed

                               CONVERSION NOTATION


To convert this Note into UAG Common Stock, check the box:

                  |_|

To convert only part of this Note, state the amount to be converted (must be in multiples of $1,000):

$
 -------------------------------------------------------------------------------

If you want the stock certificate made out in another person's name, fill in the form below:

--------------------------------------------------------------------------------
(Insert other person's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type other person's name, address and zip code)


--------------------------------------------------------------------------------

Date:                         Your Signature:
     -----------------------                 -----------------------------------
                                            (Sign exactly as your
                                             name appears on the
                                             other side of this Note)

Signature Guaranteed:
                      ----------------------------------------------------------

                                                                       EXHIBIT B

                                FORM OF GUARANTEE


            This Guarantee is made as of [           ] (this "Guarantee") by
[              ] in favor of Payee. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the 10% Senior Secured Notes due October 31, 2003 of Trace International Holdings, Inc., a Delaware corporation (the "Notes"), to which this Guarantee relates.

      1.1   Terms of Guarantee.

            For value received, the undersigned (the "Guarantor") hereby unconditionally and irrevocably guarantees, jointly and severally with each of the guarantors of the Note, to Payee and its successors and assigns (a) the full and punctual payment of principal of, premium, if any, and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of Payor under the Notes and (b) the full and punctual performance within applicable grace periods of all other obligations of Payor under the Notes (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor and that such Guarantor will remain bound under this Guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

            Guarantor waives presentation to, demand of, payment from and protest to the Payor of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Guarantor waives notice of any default under the Notes or the Guaranteed Obligations. The obligations of Guarantor hereunder shall not be affected by (a) the failure of Payee to assert any claim or demand or to enforce any right or remedy against Payee or any other Guarantor or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Notes or any other agreement; (d) the release of any security held by Payee for the Guaranteed Obligations or any of them; (e) the failure of Payee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) any change in the ownership of Guarantor.

            Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by Payee to any security held for payment of the Guaranteed Obligations. The Holders hereby agree that prior to enforcing their rights of payment and performance against Guarantor pursuant to this Guarantee, the Holders shall have (x) made demand on Payor to perform such obligation, covenant or agreement hereunder, (y) given Payor a reasonable opportunity to comply with such obligation, covenant or agreement, and (z) determined in their reasonable discretion that Payor has not or will not comply with such obligation, covenant or agreement.

            Except as expressly set forth in Sections 1.2, 1.4 and 1.6, the obligations of Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of Payee to assert any claim or demand or to enforce any remedy under the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of Guarantor or would otherwise operate as a discharge of Guarantor as a matter of law or equity.

            Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by Payee upon the bankruptcy or reorganization of the Payor or otherwise.

            In furtherance of the foregoing and not in limitation of any other right which Payee has at law or in equity against Guarantor by virtue hereof, upon the failure of Payor to pay the principal of, premium, if any, or interest on any obligation under the Notes when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, Guarantor hereby promises to and will, upon receipt of written demand by Payee, forthwith pay, or cause to be paid, in cash, to Payee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of Payor to Payee.

            Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the Payee, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in
Section 2 of the Note for the purposes of Guarantor's Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations under the Notes guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in
Section 2 of the Note, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Guarantee.

            Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Payee in enforcing any rights under this Guarantee.

      1.2   Limitation on Liability.

            Any term or provision of the Guarantee to the contrary notwithstanding, the maximum aggregate amount of the obligations guaranteed hereunder by Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Guarantee, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. To effectuate the foregoing intention, the obligations of Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of Guarantor and after giving effect to any collections from or payments made by or on behalf of any other guarantor of the Notes in respect of the obligations of such other guarantor under its guarantee or pursuant to its contribution obligations hereunder, result in the obligations of Guarantor under this Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

      1.3   Successors and Assigns.

            This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Payee and, in the event of any transfer or assignment of rights by Payee, the rights and privileges conferred upon that party in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Note and this Guarantee.

      1.4   Release of Guarantor.

            Guarantor shall be released from all of its obligations under its Guarantee if:

            (i) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Payor or another Guarantor; or

            (ii) the Guarantor ceases to own, directly or indirectly, any UAG Common Stock;

and in each such case, the Guarantor has delivered to Payor a certificate of the principal executive and accounting offices stating that all conditions precedent herein provided for relating stating to such transactions have been complied with.

      1.5   Section Headings.

            The section headings contained in this Guarantee are for reference purposes only and shall not affect the meaning or interpretation of this Guarantee.

      1.6   Amendment and Waiver.

            The provisions of this Guarantee may be amended or waived only as provided for in Section 7.2 of the Notes. No failure or delay in exercising any right, power or privilege hereunder shall imply or otherwise operate as a waiver of any rights of Payee, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

      1.7   Governing Law.

            This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction. Any legal action or proceeding with respect to this Guarantee may be brought in the courts of the State of New

York or of the United States for the Southern District of New York, and, by execution and delivery of this Guarantee, each of Guarantor and Payee hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

      1.8   Lost, Stolen, Destroyed or Mutilated Guarantee.

            Upon receipt of evidence reasonably satisfactory to Guarantor of the loss, theft, destruction or mutilation of this Guarantee and of indemnity arrangements reasonably satisfactory to Guarantor from or on behalf of the holder of this Guarantee, and upon surrender or cancellation of this Guarantee if mutilated, Guarantor shall make and deliver a new guarantee in lieu of the lost, stolen, destroyed or mutilated Guarantee, at Guarantor's expense.

      1.9   Usury.

            Nothing contained in this Guarantee shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate legally enforceable. If the rate of interest called for under the Notes at any time exceeds the maximum rate legally enforceable, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate legally enforceable. If such interest rate is so reduced and thereafter the maximum rate legally enforceable is increased, the rate of interest required to be paid hereunder shall be automatically increased to the lesser of the maximum rate legally enforceable and the rate otherwise provided for in the Note.

      1.10  Notices.

            Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and shall be deemed given when received and shall be (i) delivered personally or (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) delivered by Federal Express or a similar overnight courier or (iv) sent via facsimile transmission to the fax number given below, as follows:

            If to Guarantor, addressed to:
            ------------------------------





                     Attention:
                     Fax Number:

            with a copy to:
            ---------------





                     Attention:
                     Fax Number:

            If to Payee, addressed to:
            --------------------------





                     Attention:
                     Fax Number:

            with a copy to:
            ---------------

                     Cahill Gordon & Reindel
                     80 Pine Street
                     New York, New York 10005-1702
                     Attention:  Roger Meltzer, Esq.
                     Fax Number:  (212) 269-5420

or to such other place and with such other copies as either party may designate as to itself by written notice to the other party. In the event that any notice under this Guarantee is required to be made on or as of the day which is not a Business Day, then such notice shall not be required to be made until the first day thereafter which is a Business Day.

            IN WITNESS WHEREOF, Guarantor has caused its Guarantee to be duly executed.


                                     GUARANTOR:





                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:


                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT C

                           [Name and Address of Payee]


                                            [Date]


Trace International Holdings, Inc.


            Payee hereby elects to exercise its privilege to convert $[ ] in principal amount of Payor's 10% Senior Secured Notes due October 31, 2003 (the "Note") in the manner provided for under the terms of such Note.

                                        Very truly yours,


                                        ----------------------------------------

                                                                       EXHIBIT D

                            FORM OF PLEDGE AGREEMENT

                           SECURITIES PLEDGE AGREEMENT


            SECURITIES PLEDGE AGREEMENT (this "Agreement"), dated as of
[                  ], 1998, made by [                                   ] having
 its registered office at [                                                    ]
("Pledgor"), in favor of Chase Bank of Texas, National Association, having an
office at [                                                       ] as pledgee,
assignee and secured party, in its capacity as collateral agent (in such capacities and together with any successors in such capacities, "Collateral Agent").

                                R E C I T A L S :
                                - - - - - - - -

            A. Pursuant to a certain Purchase Agreement, dated as of August 20, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, (the "Purchase Agreement"), among Trace International Holdings, Inc., a Delaware corporation ("Trace") and [ ], Trace has agreed to issue 10,001 Shares of 10% Senior Exchangeable Preferred Stock, Series U, $1,000 liquidation preference per share (the "Shares"). The Shares are to be issued pursuant to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 10% Senior Exchangeable Preferred Stock, Series U, and Qualifications, Limitations and Restrictions Thereof (the "Certificate of Designation") relating thereto. Pursuant to the terms for the Certificate of Designation, Trace will be required under certain circumstances to exchange all of the Shares for an aggregate of $10,001,000 in principal amount of Trace's 10% Senior Secured Notes due 2003 (the "Notes") to be issued pursuant to the Certificate of Designation. The obligation of Trace under the Notes may, under certain circumstances, be guaranteed (the "Guarantees" and, together with the Notes, the "Securities"), on a joint and several basis, by certain of Trace's subsidiaries. The obligations of Trace under the Notes also will be secured by a pledge of shares of the Common Stock, par value $.01 per share, of United Auto Group, Inc., a Delaware corporation, pursuant to the terms hereof and thereof. Capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Securities.

            B. Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined).

            C. In order to secure the performance of the Secured Obligations (as hereinafter defined), the parties hereto are entering into this Agreement regarding the terms and conditions of Pledgor's pledge of the Pledged Collateral to the Collateral Agent, for the benefit of itself and the holders of the Securities (the Collateral Agent and such holders, each a "Secured Party" and collectively, the "Secured Parties").

                               A G R E E M E N T :
                               - - - - - - - - -

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

            Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a first priority lien and a continuing security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, whether now existing or hereafter acquired (the "Pledged Collateral"):

            (a)   issued and outstanding shares of capital stock described in
      Schedule I hereto (the "Pledged Shares"), including the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

            (b) all additional shares of capital stock of the issuer of the Pledged Shares from time to time required pursuant to the terms of the Securities to be pledged by Pledgor (which are and shall remain at all times until this Agreement terminates, certificated shares) which additional shares shall be deemed to be part of the Pledged Shares, including the certificates representing such additional shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares;

            (c) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of the Pledged Shares (the "Distributions"); and

            (d) all "proceeds" (as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or under other relevant law) of any of the foregoing.

            Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)) of (i) all obligations of Pledgor now existing or hereafter arising under or in respect of the Securities (including, without limitation, Pledgor's obligation to pay principal or premium, if any, and interest on the Securities when due and payable) and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and all other amounts due or to become due under or in connection with the Securities, and
(ii) without duplication of the amounts described in clause (i), all obligations, indebtedness and liabilities of Pledgor now existing or hereafter arising under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, in each case whether in the regular course of business or otherwise (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

            Section 3. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this
Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement.

            Section 4. Delivery of Pledged Collateral.

            (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Collateral Agent, shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank. Collateral Agent shall have the right, at any time upon the occurrence of an Event of Default and without notice to Pledgor, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. In addition, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

            (b) If the issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer such Pledged Shares under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance satisfactory to Collateral Agent, confirming such pledge.

            Section 5. Supplements, Further Assurances.

            (a) Pledgor agrees that at any time and from time to time, at the sole cost and expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Collateral Agent may request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

            (b) Pledgor shall, upon obtaining any Pledged Collateral, promptly (and in any event within five Business Days) deliver to Collateral Agent a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit 1 hereto (each, a "Pledge Amendment"), in respect of the additional Pledged Collateral which is to be pledged pursuant to this

Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional collateral. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Collateral listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

            Section 6. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants as follows:

            (a) No Liens. Pledgor is as of the date hereof, and at the time of any delivery of any Pledged Collateral to Collateral Agent pursuant to
      Section 4 or Section 5 of this Agreement, Pledgor will be, the sole legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is on the date hereof, and will be, so owned by Pledgor free and clear of any Lien except for the Lien created by this Agreement.

            (b) Authorization, Enforceability. Pledgor has the requisite corporate power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and, assuming due execution and delivery by the other parties hereto, this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

            (c) No Consents, etc. Except as set forth on Schedule 6(C), no consent of any party (including, without limitation, stockholders or creditors of Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for (x) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor,
      (y) the exercise by Collateral Agent of the voting or other rights provided for in this Agreement, or (z) the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement and except for consents, authorizations, approvals and other filings and notices required under the Securities Act or under state or "Blue Sky" securities laws or as may be required in connection with a disposition of Pledged Shares by laws affecting the offering and sale of such securities generally.

            The parties hereto acknowledge that the transfer of the Pledged Shares to the Collateral Agent and/or the Secured Parties may result in the termination by certain original equipment manufacturers of their contracts with United Auto Group, Inc.

            (d) Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.

            (e) Chief Executive Office. Pledgor's chief executive office is located at 375 Park Avenue, New York, NY 10152. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accordance with the last sentence of this Section 6(e). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 45 days prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action necessary as identified in an opinion of counsel addressed to the Collateral Agent, to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

            (f) Delivery of Pledged Collateral; Filings. Pledgor has delivered to Collateral Agent all of the Pledged Collateral and has filed appropriate UCC-1 or similar financing statements in such jurisdiction or jurisdictions as is necessary or advisable to create a valid and perfected first priority security interest in the, Pledged Collateral, in each case, evidencing the Lien created by this Agreement, and, as identified in an opinion of counsel addressed to the Collateral Agent, such filing and pledge of the Pledged Collateral pursuant to this Agreement will create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to:
      (i) the UCC or similar law in effect in each applicable jurisdiction, including, without limitation, the State of New York and (ii) the laws of any such other applicable jurisdiction.

            (g) Pledged Collateral. All information set forth herein, including the Schedules annexed hereto relating to the Pledged Collateral is accurate and complete in all material respects.

            (h) No Violations, etc. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U, X or Y of the Federal Reserve Board.

            (i) Ownership of Pledged Collateral. Except as otherwise permitted by the Securities, Pledgor at all times will be the sole beneficial owner of the Pledged Collateral.

            (j) No Options, Warrants, etc. There are no options, warrants, calls, rights, commitments or agreements of any character to which Pledgor is a party or by which it is bound obligating Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, Pledged Shares or obligating Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which Pledgor is a party with respect to the voting of the capital stock of any issuer of the Pledged Shares.

            Section 7. Voting Rights; Distributions; etc.

            (a)   So long as no Event of Default shall have occurred:

            (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Securities; provided, however, that Pledgor shall not in any event exercise such rights in any manner which would have an adverse effect on the security intended to be provided by this Agreement.

            (ii) Subject to the terms of the Securities, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Ordinary Course Dividends.

            (iii) Collateral Agent shall be deemed without further action or formality to have granted to Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of Pledgor and at Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

            (b)   Upon the occurrence of an Event of Default:

            (i) All rights of Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
      Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

            (ii) All rights of Pledgor to receive Ordinary Course Dividends which it would otherwise be authorized to receive and retain pursuant to
      Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Ordinary Course Dividends.

            (c) Pledgor shall, at its sole cost and expense, from time to time execute and deliver to Collateral Agent appropriate instruments as Collateral Agent may reasonably request in order to permit Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Ordinary Course Dividends which it may be entitled to receive under Section 7(b)(ii) hereof.

            (d) All Ordinary Course Dividends which are received by Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Pledgor and shall immediately be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            Section 8. Transfers and Other Liens; Additional Shares.

            (a) Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral except as permitted by the Securities or (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral other than the Lien and security interest granted to Collateral Agent pursuant to this Agreement.

            (b) Pledgor shall pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity securities of the issuer of the Pledged Shares which are required to be pledged hereunder or pursuant to the terms of the Securities.

            Section 9. Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or
(ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

            Section 10. Remedies Upon Default; Decisions Relating to Exercise of Remedies.

            (a) If an Event of Default shall have occurred, Collateral Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in
Section 11 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC in effect in the State of New York at that time or under the laws of any other applicable jurisdiction, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, fifteen days notice to Pledgor of the time and place of any public sale or the time after which any private sale or other intended disposition is to take place shall constitute reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 10 in the absence of gross negligence or willful misconduct.

            (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

            (c) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall from time to time furnish to Collateral Agent all such information as Collateral Agent may reasonably request in order to determine the number of securities included in the Pledged Collateral which may be sold by Collateral Agent as exempt transactions under the Securities Act and the rules of the Commission thereunder, as the same are from time to time in effect.

            (d) Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign governmental authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign governmental authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, Collateral Agent shall have no obligation to engage in public sales.

            (e) In addition to any of the other rights and remedies hereunder, Collateral Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

            Section 11. Application of Proceeds. All Distributions held from time to time by Collateral Agent and all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall, together with any other sums then held by Collateral Agent pursuant to this Agreement, shall be applied by the Collateral Agent as set forth in the Securities.

            Section 12. Expenses. Pledgor will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents, which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

            Section 13. No Waiver; Cumulative Remedies. (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

            (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgor, Collateral Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Col-lateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

            Section 14. Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to this Agreement and the Securities. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed by the Pledgor with the consent of holders of a majority in principal amount of outstanding Securities. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

            Section 15. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of Pledgor contained herein shall be breached, Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by Pledgor promptly upon demand therefor, with interest at rate then in effect under the Securities during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement and the Securities. Pledgor hereby appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the Securities which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

            Section 16. Indemnity.

            (a) Indemnity. Pledgor agrees to indemnify, pay and hold harmless Collateral Agent and each of the Secured Parties and the officers, directors, employees, agents and Affiliates of Collateral Agent and each of the Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of a breach by Pledgor of its obligations under this Agreement (including, without limitation, any misrepresentation by Pledgor in this Agreement) (the "indemnified liabilities"); provided that Pledgor shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

            (b) Survival. The obligations of Pledgor contained in this Section 16 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement.

            (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

            Section 17. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Securities and unless in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or the Securities, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

            Section 18. Termination; Release. Pledgor shall be entitled to the release of Pledged Shares to the extent provided for in Section 5(b) of the Notes. When all the Secured Obligations have been paid in full, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Securities, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be. Notwithstanding anything else set forth herein, upon the transfer of any Pledged Shares by the Pledgor to an UAG Intermediate Subsidiary in accordance with the terms of the Securities and the execution by such UAG Intermediate Subsidiary of a pledge agreement substantially similar to this Agreement, which agreement is reasonably acceptable to the Collateral Agent, the Collateral Agent shall release such Pledged Shares and transfer such Pledged Shares to the collateral agent under such new pledge agreement for the benefit of the holders of the Securities.

            Section 19. Notices. Unless otherwise provided herein or in the Securities, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Securities, as to either party, addressed to it at the address set forth in the Securities or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 19; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

            Section 20. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Securities and the Purchase Agreement dated as of August 20, 1998, among the Pledgor and the initial purchasers signatory thereto.

            Section 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            Section 22. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            Section 23. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same Agreement.

            Section 24. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            Section 25. Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor;

            (ii) any lack of validity or enforceability of the Securities or any other agreement or instrument relating thereto;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Securities or any other agreement or instrument relating thereto;

            (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, the Securities, or any other documents relating to the Securities except as specifically set forth in a waiver granted pursuant to the provisions of
      Section 17 hereof; or

            (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

            IN WITNESS WHEREOF, Pledgor and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.


                                   [                         ],
                                      as Pledgor


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                      as Collateral Agent


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                           Securities Pledge Agreement
                           ---------------------------

                                   SCHEDULE I
                                   ----------


                                 Pledged Shares
                                 --------------


            "Pledged Shares" has the meaning provided therefor in the Securities.

                           Securities Pledge Agreement
                           ---------------------------

                                  SCHEDULE 6(C)
                                  -------------


                                   No Consents
                                   -----------

1. Pursuant to Section 1.5 of the Agreement (the "Agreement") between American Honda Motor Company, Inc. ("AHM") and United Auto Group, Inc., transfer of the Pledged Shares (as defined in the Exchange Notes) requires the consent of AHM pursuant to the terms of the Agreement.

                                    EXHIBIT 1
                                    ---------


                                PLEDGE AMENDMENT


            This Pledge Amendment, dated ______________, is delivered pursuant to Section 5 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Securities Pledge Agreement, dated as of ________________, between the undersigned and Chase Bank of Texas, National Association, as Collateral Agent (the "Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                         [                       ],
                                           as Pledgor



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                 Pledged Shares
                                 --------------


                                                               PERCENTAGE OF ALL
                                                               CAPITAL OR OTHER
           CLASS        PAR       CERTIFICATE     NUMBER OF    EQUITY INTERESTS
ISSUER     OF STOCK     VALUE        NO(S).       SHARES       OF ISSUER
------     --------     -----     -----------     ---------    -----------------